UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-04316

MIDAS FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/10

Item 1.  Schedule of Investments

MIDAS FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2010
(Unaudited)

Common Stocks (108.67%)
Shares		Cost	Value
	Major Precious Metals Producers (30.85%)
100,000	AngloGold Ashanti Ltd. ADR (a)	$3,107,908	$3,795,000
150,000	Barrick Gold Corp. (b)	6,187,628	5,751,000
291,453	Fresnillo plc (b)	587,289	3,749,274
170,000	Impala Platinum Holdings Ltd. (c)	5,222,170	4,942,130
203,800	Kinross Gold Corp. (a)	4,219,588	3,482,942
75,000	Lonmin PLC (c)	2,656,174	2,314,169
150,000	Newcrest Mining Ltd. (b)	2,178,696	4,565,397
125,000	Newmont Mining Corp. (a) (b) (d)	6,002,755	6,366,250
		30,162,208	34,966,162

	Intermediate Precious Metals Producers (26.03%)
80,000	Agnico-Eagle Mines Ltd. (a) (d)	4,685,998	4,453,600
919,000	Aquarius Platinum Ltd. (c) (d)	6,288,475	5,993,296
450,000	Centerra Gold Inc. (c)	4,630,349	5,883,353
200,000	Eldorado Gold Corp. (a) (c) (d)	2,687,960	2,416,000
175,000	Lihir Gold Limited ADR	3,923,065	4,928,000
575,000	Northam Platinum Ltd.	1,552,969	3,762,476
300,000	Silvercorp Metals, Inc. (d)	1,941,192	2,064,000
		25,710,008	29,500,725

	Junior Precious Metals Producers (17.38%)
200,000	Alamos Gold Inc. (b)	2,506,500	2,684,802
1,500,000	Avocet Mining PLC (c)	2,012,663	2,736,271
600,000	CGA Mining Ltd. (c)	895,814	1,156,121
1,642,000	Etruscan Resources Inc. (c)	4,244,566	683,762
1,000,000	Great Basin Gold Ltd. (a) (c)	2,816,753	1,730,041
407,675	Jaguar Mining, Inc. (c) (d)	1,384,196	3,754,700
200,000	Minefinders Corporation Ltd. (b) (c)	2,142,792	1,852,000
1,700,000	Northgate Minerals Corp. (c)	4,869,660	5,100,000
		20,872,944	19,697,697

	Exploration and Project Development Companies (15.53%)
1,400,000	Andean Resources Ltd. (c) (d)	1,824,724	3,525,527
500,000	Comaplex Minerals Corp. (c)	2,039,576	3,846,343
85,000	Detour Gold Corp.(c)	1,266,311	1,590,085
500,000	International Tower Hill Mines Ltd. (a) (c) (d)	2,947,963	2,885,000
37,699	Ivanhoe Nickel & Platinum Ltd. (c) (e)	0	0
600,000	Northern Dynasty Minerals Ltd. (a) (c)	7,605,098	5,754,000
		15,683,672	17,600,955

	Other Natural Resources Companies (18.88%)
350,000	Anvil Mining Ltd. (c)	5,913,365	1,333,284
55,500	BHP Billiton Ltd. ADR (a) (d)	4,422,873	4,457,760
6,915,000	Farallon Resources Ltd. (c) (d)	4,878,824	4,191,529
445,000	Forsys Metals Corp. (c)	2,112,343	1,889,025
153,881	Johnson Matthey PLC (b)	2,205,453	4,076,959
550,000	Mercator Minerals Ltd. (c)	2,891,248	1,387,739
300,000	Thompson Creek Metals Company Inc. (a) (c) (d)	3,441,403	4,059,000
		25,865,509	21,395,296

Total common stocks		118,294,341	123,160,835

Warrants (.49%) (c)
Units
562,500	Etruscan Resources Inc., expiring 11/02/10	-	6,930
258,500	Etruscan Resources Inc., expiring 8/06/11	-	17,835
100,000	Kinross Gold Corp., expiring 9/07/11	-	135,950
142,900	Kinross Gold Corp., expiring 9/03/13	577,052	400,700

Total warrants		577,052	561,415

Bullion Ounces (.01%)
10	Gold (c)	9,643	11,127

Securities held as Collateral on Loaned Securities (1.21%)
1,373,289	State Street Navigator Securities Lending Prime Portfolio	1,373,289	1,373,289

Total investments (110.38%)		$120,254,325	125,106,666

Liabilities in excess of other assets (-3.58%)			(4,058,402)
Securities sold short (-6.80%)			(7,711,922)

Net assets (100.00%)			$113,336,342

Securities Sold Short (-6.80% )
Shares			Value
2,980,200	Denison Mines Corp.		$(4,351,092)
351,700	Gabriel Resources Ltd.		(1,464,830)
200,000	Harmony Gold Mining Co. Ltd.		(1,896,000)

Total securities sold short (proceeds $7,200,958)			$(7,711,922)

(a) Fully or partially pledged as collateral on securities sold short.
(b) Fully or partially pledged as collateral on bank credit facility. As of March 31, 2010, the value of investments pledged as collateral was $26,975,774.
(c) Non-income producing.
(d) All or a portion of this security was on loan. As of March 31, 2010, the value of securities and related collateral outstanding was $1,330,300 and $1,373,289, respectively.
(e) Illiquid and/or restricted security that has been fair valued.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited):

Valuation of Investments

Securities traded primarily on a U.S. national securities exchange (“USNSE”) are valued at the last reported sale price on the day the valuations are made. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Funds at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., ET, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Securities that are not traded on a particular day, and securities traded in foreign and over-the-counter markets that are not also traded on a USNSE or Nasdaq, are valued at the mean between the last bid and asked prices. Gold bullion is valued at 4:00 p.m., ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

Level 1 -	quoted prices in active markets for identical investments.
Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$123,160,835	$-	$0	$123,160,835
Warrants	561,415	-	-	561,415
Bullion ounces	11,127	-	-	11,127
Securities held as collateral on loaned securities
Money market fund	1,373,289	-	-	1,373,289

Total	$125,106,666	$-	$0	$125,106,666

Liabilities
Securities sold short	$7,711,922	$-	$-	$7,711,922

There were no transfers into or from Level 1 or Level 2 during the three months ended March 31, 2010.

The Fund’s sole Level 3 investment consisted of Ivanhoe Nickel & Platinum Ltd. with a fair value of $ 0 as of March 31, 2010 and December 31, 2009, respectively. There were no Level 3 investment purchases, sales, settlements, transfers in/out, or changes in unrealized appreciation/depreciation for the three months ended March 31, 2010.

Cost for Federal Income Tax Purposes

At March 31, 2010, for federal income tax purposes the cost of investments was $120,519,383 and net unrealized appreciation aggregated $4,587,283, comprised of gross unrealized appreciation of $21,268,583 and gross unrealized depreciation of $16,681,300.

Illiquid and Restricted Securities

The Fund owns a security which has a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. This security has been valued at fair value. Due to the inherent uncertainty of valuation, this value may differ from the value that would have been used had a readily available market for the security existed. These differences in valuation could be material. At March 31, 2010, the Fund held the following illiquid and/or restricted security:

	Acquisition
	Date	Cost	Value

Ivanhoe Nickel & Platinum Ltd., common stock	4/30/97	$-	$-

Percent of net assets		0.0%	0.0%

Securities Lending

The Fund may lend its securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at not less that 102% of the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. As of March 31, 2010, the value of loaned securities and related collateral outstanding was $1,330,300 and $1,373,289, respectively.

Off Balance Sheet Risk

Securities sold short result in off balance sheet risk as the Funds’ ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the balance sheet.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Fund, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 26, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 26, 2010

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)